MFS(R) VARIABLE INSURANCE TRUSTSM


    MFS(R)Bond Series                              MFS(R)Investors Trust Series
    MFS(R)Capital Opportunities Series             MFS(R)Mid Cap Growth Series
    MFS(R)Emerging Growth Series                   MFS(R)Money Market Series
    MFS(R)Global Equity Series                     MFS(R)New Discovery Series
    MFS(R)Global Governments Series                MFS(R)Research Series
    MFS(R)High Income Series                       MFS(R)Total Return Series
    MFS(R)Investors Growth Stock Series            MFS(R)Utilities Series

                     Supplement dated January 1, 2002 to the
              Statement of Additional Information dated May 1, 2001

Investment Restrictions

Effective January 1, 2002, the information under "Investment Restrictions " in the Statement of Additional Information is hereby deleted in its entirety and replaced with the information noted below.

Each Series has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Series' shares which as used in this Statement of Additional Information means the vote of the lesser of
(i) 67% or more of the outstanding shares of the Trust or the Series, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or the Series, as applicable, are represented in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the Series, as applicable.

As fundamental policies, each Series may not:

         (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

         (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Series may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

         (3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

         (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

         (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and

     Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities; and

         (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry (provided however, that (i) the High Income Series may invest up to 40% of the value of its assets in each of the electric utility and telephone industries and (ii) the Utilities Series will invest at least 25% of its gross assets in the utilities industry). For the Money Market Series, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

In addition, each Series has adopted the following non-fundamental policy, which may be changed without shareholder approval. Each Series will not:

         (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Series' net assets (taken at market value) (10% of net assets in the case of the Money Market Series) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Series' limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% (10% in the case of the Money Market Series) limitation.

Except for investment restriction no. 1 and the Series' non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Series' non-fundamental policy on illiquid investments, a Series will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

MANAGEMENT OF THE TRUST

Trustees

Effective January 1, 2002, the information under "Management of the Trust - Trustees" in the Statement of Additional Information is hereby replaced in its entirety with the following information:

Effective January 1, 2002, the Series are overseen by a newly constituted Board of Trustees which supervises a number of MFS Funds. Certain Trustees have been added to the Trust's Board, while others have retired.

      JEFFREY L. SHAMES* (born 6/2/55) Chairman and President
         Massachusetts Financial Services Company, Chairman and Chief Executive Officer

      JOHN W. BALLEN* (born 9/12/59)
         Massachusetts Financial Services Company, President and Director

      KEVIN R. PARKE* (born 12/14/59)
         Massachusetts Financial Services Company, Executive Vice President and Chief Investment Officer

      LAWRENCE H. COHN, M.D. (born 3/11/37)
         Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery
         Address:  Boston, Massachusetts

      THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
         Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997)
         Address:  Hamilton, Bermuda

      WILLIAM R. GUTOW (born 9/27/41)
         Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman
         Address:  Dallas, Texas

      J. ATWOOD IVES (born 5/1/36)
         Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000); KeySpan Corporation (energy related services), Director
         Address:  Boston, Massachusetts

      ABBY M. O'NEILL (born 4/27/28)
         Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer
         Address:  New York, New York

      LAWRENCE T. PERERA (born 6/23/35)
         Hemenway & Barnes (attorneys), Partner
         Address:  Boston, Massachusetts

      WILLIAM J. POORVU (born 4/10/35)
         Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee
         Address:  Cambridge, Massachusetts

      J. DALE SHERRATT (born 9/23/38)
         Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001); Paragon Trade Brands, Inc. (disposable consumer products), Director
         Address:  Boston, Massachusetts

      ELAINE R. SMITH (born 4/25/46)
         Independent consultant
         Address:  Weston, Massachusetts

      WARD SMITH (born 9/13/30)
         Private investor
         Address:  Hunting Valley, Ohio

Trustee Compensation Table

Effective January 1, 2002, the "Trustee Compensation Table" under "Management of the Trust" in the Statement of Additional Information is hereby replaced in its entirety with the following information:

New Trustees did not receive compensation from the Trust for its last fiscal year. However, each Trustee, other than those Trustees who are "interested persons" of the Adviser, received Trustee fees from the MFS Fund complex during the calendar year ended December 31, 2000. The table below provides the total Trustee fees that the members of the new Board received from the MFS Fund complex during that calendar year.

Trustee Compensation Table(1)

Name of Trustee                      Total Trustee Fees from the Fund Complex(2)
---------------
John W. Ballen                                          $0
Lawrence H. Cohn, M.D.                                  $143,874
Nelson J. Darling, Jr.                                  $55,978
The Hon. Sir J. David Gibbons, KBE                      $135,084
William R. Gutow                                        $135,308
J. Atwood Ives                                          $152,145
Abby M. O'Neill                                         $128,034
Kevin R. Parke                                          $0
Lawrence T. Perera                                      $146,230
William J. Poorvu                                       $153,405
Jeffrey L. Shames                                       $0
J. Dale Sherratt                                        $153,526
Elaine R. Smith                                         $144,160
Ward Smith                                              $160,351


(1) Dr. Cohn, Messrs. Ballen, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and Smith serve as Trustees of other MFS Funds and became Trustees of the Trust effective January 1, 2002. These Trustees did not receive compensation from the Trust for the fiscal year ended December 31, 2000. Mr. Darling served as Trustee during the fiscal year ended December 31, 2000, but will retire as Trustee effective December 31, 2001.

(2) For calendar year ended December 31, 2000. Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 48 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2000 of approximately $63.3 billion). Dr. Cohn, Messrs. Gibbons, Sherratt and Smith, and Ms. O'Neill served as Trustee of 42 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2000 of approximately $33.9 billion). Mr. Gutow served as Trustee of 64 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2000 of approximately $22.3 billion).

Investment Advisory Agreement

Effective January 1, 2002, the information under "Management of the Trust - Investment Advisory Agreement" in the Statement of Additional Information is hereby replaced in its entirety with the following:

The Adviser manages each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Series in the Trust. Under the Advisory Agreement, the Adviser provides the Series with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Series. For these services and facilities, the Adviser receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under Expense Summary.

For  the  Trust's  fiscal  years  ended  December  31,  2000,   1999  and  1998,
respectively, MFS received the following aggregate fees in whole or in part, for the same periods:

For the fiscal year ended December 31, 2000:

                                            Management Fee                      Amount Waived by
Series                                      Paid to MFS (1)                                 MFS
------                                      ---------------                     ---------------
Emerging Growth Series                           $18,669,140                                 $0
Capital Opportunities Series                         824,797                                 $0
Research Series                                    7,532,112                                 $0
Investors Trust Series                             3,288,171                                 $0
Mid Cap Growth Series (2)                             22,397                                 $0
New Discovery Series                                 860,404                                 $0
Investors Growth Stock Series                        543,293                                 $0
Total Return Series                                2,121,224                                 $0
Utilities Series                                   1,861,086                                 $0
High Income Series                                   446,189                                 $0
Global Governments Series                            351,467                                 $0
Global Equity Series                                  31,242                                 $0
Bond Series                                          151,566                                 $0
Money Market Series                                   53,856                                 $0

(1) After any applicable fee reduction.
(2) For the period from the commencement of investment operations on April 28, 2000 through December 31, 2000.

For the fiscal year ended December 31, 1999:

                                            Management Fee                      Amount Waived by
Series                                      Paid to MFS (1)                                MFS
------                                      ---------------                     --------------
Emerging Growth Series                            $9,373,992                                 $0
Capital Opportunities Series                         275,618                                 $0
Research Series                                    5,233,298                                 $0
Investors Trust Series                             2,510,945                                 $0
Mid Cap Growth Series                                    N/A                                N/A
New Discovery Series                                  37,518                                 $0
Investors Growth Stock Series(2)                      27,082                                 $0

Total Return Series                                1,632,401                                 $0
Utilities Series                                     918,261                                 $0
High Income Series                                   380,337                                 $0
Global Governments Series                            341,433                                 $0
Global Equity Series                                   7,563                                 $0
Bond Series                                          123,453                                 $0
Money Market Series                                   62,309                                 $0

(1) After any applicable fee reduction.
(2) For the period from the commencement of investment operations on May 3, 1999 to December 31, 1999.

For the fiscal year ended December 31, 1998:

                                            Management Fee                      Amount Waived by
Series                                      Paid to MFS (1)                                MFS
------                                      ---------------                     --------------
Emerging Growth Series                            $4,606,555                                 $0
Capital Opportunities Series                         101,832                                 $0
Research Series                                    3,066,232                                 $0
Investors Trust Series                             1,040,559                                 $0
Mid Cap Growth Series                                    N/A                                N/A
New Discovery Series(2)                                4,893                                 $0
Investors Growth Stock Series                            N/A                                N/A
Total Return Series                                  904,819                                 $0
Utilities Series                                     387,425                                 $0
High Income Series                                   282,421                                 $0
Global Governments Series                            312,521                                 $0
Global Equity Series                                   7,563                                 $0
Bond Series                                           44,154                                 $0
Money Market Series                                   45,200                                 $0

(1) After any applicable fee reduction.
(2) For the period from the commencement of investment operations on May 1, 1998, through December 31, 1998.

The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Series' investments and effecting its portfolio transactions.

The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of a Series (other than those assumed by the Adviser) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Series; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Series; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Series' custodian for all services to the Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Series; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Series is a party or otherwise may have an exposure, and the legal obligation which the Series may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Series and the preparation, printing and mailing of prospectuses for such purposes are borne by the Series except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the applicable Series' shares (as defined in "Investment Restrictions" in this SAI), and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Series' shares (as defined in "Investment Restrictions" in this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Series in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Series in the Trust.

The Advisory Agreement grants to the Trust and each Series a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to a Series, the Series will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Series, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

The Adviser is free to render investment and/or other services to others, but the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner. Whenever a Series and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause a Series to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. For more information about the Series' investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Effective January 1, 2002, the information under "Portfolio Transactions and Brokerage Commissions" (up to, but not including, the subsections entitled "Brokerage Commissions" and

"Securities Issued by Regular Broker-Dealers") in the Statement of Additional Information is hereby replaced in its entirety with the following information:

Specific decisions to purchase or sell securities for a Series are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

In connection with the selection of broker dealers and the placing of Series portfolio transactions, the Adviser seeks for each Series the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks to execute a Series' portfolio transactions. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the Advisory Agreement and applicable rules and regulations, the Adviser may consider the sale of variable annuity and/or variable life products, and thus the sale of a Series' shares, and of other funds or accounts of the Adviser as a factor in the selection of broker-dealers to execute a Series' portfolio transactions.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Series to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for a Series in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its overall responsibilities to the Series or to its other clients. Not all of such services are useful or of value in advising a Series.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Series and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such brokerage-dealers, on behalf of a Series. The Trustees (together with the Trustees of certain other MFS Funds) have directed MFS to allocate a total of $43,800 of commission business from certain MFS Funds (including the Series) to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between each Series and MFS).

The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent a Series' portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Series will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both a Series and other clients and conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Series. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Each Series has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Series receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Series, including the Series' custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

In certain instances there may be securities which are suitable for a Series' portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for a Series and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Series is concerned. In other cases, however, each Series believes that its ability to participate in volume transactions will produce better executions for the Series.

Description of Shares, Voting Rights and Liabilities

Effective January 1, 2002, the information under "Description of Shares, Voting Rights and Liabilities" in the Statement of Additional Information is hereby deleted in its entirety and replaced with the following information:

The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in a Series with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

Each shareholder of a Series is entitled to one vote for each dollar of net asset value (number of shares of the Series owned times net asset value per share) of the Series, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Series if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Series (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

Under the Declaration of Trust, a Series may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its investable assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

The Trust is an entity of the type commonly know as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Series without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Series or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Trust's Declaration of Trust provides that by becoming a shareholder of a Series, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.